INDEMNIFICATION AGREEMENT THIS INDEMNIFICATION AGREEMENT (“Agreement”) dated as of [●], 2025, by and between Rollins, Inc., a Delaware corporation (the “Corporation”) and [insert name of indemnitee] (“Indemnitee”). RECITALS WHEREAS, the Amended and Restated By-Laws of the Corporation, dated July 23, 2024 (the “By-Laws”) provides for indemnification by the Corporation of its directors and officers as provided therein, and the Indemnitee has agreed to serve as a director and/or officer of the Corporation or has agreed to continue to serve as a director and/or officer of the Corporation; WHEREAS, to provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement; WHEREAS, the General Corporation Law of the State of Delaware (the “DGCL”) expressly recognizes that the indemnification provisions of the DGCL are not exclusive of any other rights to which a person seeking indemnification may be entitled under the By-Laws, a resolution of stockholders or directors, an agreement or otherwise, and this Agreement is being entered into pursuant to and in furtherance of the By-Laws, as permitted by the DGCL and as authorized by the By-Laws and the Board of Directors of the Corporation (the “Board”); and WHEREAS, in order to induce the Indemnitee to serve or continue to serve as a director and/or officer of the Corporation and in consideration of the Indemnitee so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by the Indemnitee in certain proceedings described below, according to the terms and conditions set forth below. NOW, THEREFORE, in consideration of the Indemnitee’s agreement to serve or continue to serve as a director and/or officer of the Corporation and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation has agreed to the covenants set forth herein for the purpose of further securing to the Indemnitee the indemnification provided by the By-Laws: 1. Indemnification. (a) In accordance with the provisions of paragraph (b) of this Section 1 and in accordance with Article XXIV of the By-Laws, the Corporation shall hold harmless and indemnify the Indemnitee against any and all costs, expenses, liabilities and losses (including attorneys’ fees and related costs, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by the Indemnitee (net of any related insurance proceeds or other amounts received by the Indemnitee or paid by or on behalf of the Corporation on the Indemnitee’s behalf, in connection with any threatened, pending or completed action, suit, arbitration or proceeding or any inquiry or

2 investigation, whether brought by or in the right of the Corporation or otherwise, that the Indemnitee in good faith believes might lead to the institution of any such action, suit, arbitration or proceeding), whether civil, criminal, administrative or investigative, or any appeal therefrom, in which the Indemnitee is or becomes a party or a witness or other participant, or is threatened to be made a party or witness or other participant, (a “Proceeding”) based upon, arising from, relating to, or by reason of the fact that the Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, employee, or agent (“Affiliate Indemnitee”) of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, trust, or other incorporated or unincorporated enterprise. The indemnification provided herein shall be made if the Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or Proceeding, has no reasonable cause to believe his or her conduct was unlawful. (b) In providing the foregoing indemnification, the Corporation shall, with respect to a Proceeding, hold harmless and indemnify the Indemnitee to the fullest extent permitted by the DGCL. (c) Without limiting the generality of the foregoing, the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation unless the Indemnitee shall have been adjudged to be liable to the Corporation. (d) If the Indemnitee is entitled under this Agreement to indemnification by the Corporation for some or a portion of the Indemnified Amounts but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled. 2. Other Indemnification Arrangements. The DGCL and the By-Laws permit the Corporation to purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund or surety bond (“Indemnification Arrangements”) on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement or under the DGCL, as it may then be in effect. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as “Indemnified Amounts.”

3 3. Advance Payment of Indemnified Amounts. (a) The Indemnitee hereby is granted the right to receive in advance of a final, non- appealable judgment or other final adjudication of a Proceeding (a “Final Determination”) the amount of any and all expenses, including, without limitation, investigation expenses, expert witness’ and attorney’s fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expended or incurred by the Indemnitee (such amounts so expended or incurred being referred to as “Advanced Amounts”). (b) In making any written request for Advanced Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee’s good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct and is not entitled to be indemnified by the Corporation. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within thirty (30) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph. 4. Procedure for Payment of Indemnified Amounts. (a) To obtain indemnification under this Agreement, the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with requests documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine. whether and to what .extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Indemnitee has requested indemnification. (b) The Corporation shall pay the Indemnitee the appropriate Indemnified Amounts unless it is established that the Indemnitee has not met the applicable standard of conduct. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee the Corporation has the burden of proof in establishing that the Indemnitee did not meet the applicable standard of conduct. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee did not meet the applicable standard of conduct. (c) Any determination that the Indemnitee has not met the applicable standard of conduct required to qualify for indemnification shall be made (i) either by the Board by a majority vote of a quorum consisting of directors who were not parties of such action, suit or proceeding;

4 or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right to indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not party to such action (sometimes hereinafter referred to as “Senior Officer”) and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the said Senior Officer and the Indemnitee and provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making said determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel. (d) The Corporation will use its reasonable best efforts to conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee’s entitlement to indemnification. (e) Notwithstanding the foregoing, the Indemnitee may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys’ fees and disbursements) actually incurred by the Indemnitee in connection with such judicial determination. (f) Excluded Coverage. The Corporation shall have no obligation to indemnify the Indemnitee for and hold him harmless from any loss or expense which has been determined, by final adjudication by a court of competent jurisdiction, to constitute an Excluded Claim. For purposes of this Agreement, an Excluded Claim shall mean any payment for losses or expenses in connection with any claim:

5 (i) Initiated by the Indemnitee other than (i) an action, suit or proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Agreement (which shall be governed by the provisions of Section 9(b) of this Agreement), and (ii) an action, suit or proceeding (or part thereof) authorized or consented to by the Board; (ii) Based upon or attributable to the Indemnitee gaining in fact any personal profit or advantage to which the Indemnitee is not entitled; (iii) For the return by the Indemnitee of any remuneration Indemnitee received or which was paid to or for the benefit of Indemnitee without the previous approval of the Corporation which is illegal; (iv) For an accounting of profits in fact made from the purchase or sale by the Indemnitee of securities of the Corporation within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of any state law; (v) For Indemnitee’s reimbursement to the Corporation of any bonus or other incentive-based or equity-based compensation previously received by Indemnitee, or payment of any profits realized by Indemnitee from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements under Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act” or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) in connection with an accounting restatement of the Corporation or under any clawback policy adopted by the Corporation, including the Corporation's clawback policy to comply with Rule 10D-1 under the Exchange Act and applicable stock exchange listing requirements, or the payment to the Corporation of profits arising from the purchase or sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act); (vi) Resulting from the Indemnitee’s knowingly fraudulent, dishonest or willful misconduct; or (vii) The payment of which by the Corporation under this Agreement is not permitted by applicable law. 5. Agreement Not Exclusive: Subrogation etc. (a) This Agreement shall not be deemed exclusive of and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any articles, by-laws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee’s official capacity, and as to actions in another capacity while holding such office. The Corporation’s obligations to make payments of

6 Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee; provided, however, that in no event shall the Indemnitee be required to maintain any other such arrangement or request payment pursuant to any other such arrangement before seeking to be indemnified hereunder. (b) In the event the Indemnitee shall receive payment from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to the Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of the Indemnitee receiving such payments to the extent thereof against any insurance carrier (to the extent permitted under such insurance policies) or in respect of such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph (b). 6. Insurance Coverage. In the event that the Corporation maintains directors and officers liability insurance to protect itself and any director or officer of the Corporation against any expense, liability or loss, such insurance shall cover the Indemnitee to at least the same extent as any other director or officer of the Corporation. 7. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period the Indemnitee is a director or officer, as the case may be, of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee was a director or officer of the Corporation or was serving in any other capacity referred to herein. 8. Successors: Binding Agreement. This Agreement shall be binding on and shall inure.to the benefit of and be enforceable by the Corporation’s successors and assigns and by the Indemnitee’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

7 9. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a di rector or officer as the case may be, of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. (a) The Indemnitee’s right to indemnification shall be enforceable by the Indemnitee only in the state and federal courts of competent jurisdiction in the State of Delaware and shall be enforceable notwithstanding any adverse determination, other than a determination which has been made by a final adjudication of a court of competent jurisdiction. In any such action, if a prior adverse determination has been made, the burden of proving that indemnification is required under this Agreement shall be on the Indemnitee. The Corporation shall have the burden of proving that indemnification is not required under this Agreement if no prior adverse determination shall have been made. (b) In the event the Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse the Indemnitee for all of the Indemnitee ‘s fees and expenses (including attorney’s fees and expenses) in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such proceeding. 10. Severability. In the event that any provision of this Agreement is determined by a court to require the Corporation to do or to fail to do an act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms. 11. Miscellaneous. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by the Indemnitee and either the Chairman of the Board or the Chief Executive Officer of the Corporation or another officer of the Corporation specifically designated by the Board. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which the indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue. 12. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

8 If to the Indemnitee: [insert Indemnitee’s address] If to the Corporation: Rollins, Inc. 2170 Piedmont Road, N.E. Atlanta, Georgia 30324 Attention: General Counsel or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. 13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the By-Laws and applicable law. 14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. 15. Effectiveness. This Agreement shall be effective as of the date first above written. [Signature Page Follows]

9 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written. ROLLINS, INC. By: Title: [INDEMNITEE]